UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 16, 2017

GROWGENERATION CORP

(Exact Name of Registrant as Specified in its Charter)

Colorado	333-207889	46-5008129
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 West Mississippi Avenue

Denver, Colorado 80233

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (303)386-4796

N/A

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry Into a Material Definitive Agreement

On March 6, 2017, GrowGeneration Corp. (the “Company”) entered into an agreement to purchase and sell assets (the “Purchase Agreement”) with Seattle’s Hydro Spot LLC (the “Seller”) and David G. Iacovelli to purchase from the Seller substantially all of the assets in connection with a retail hydroponic store known as “Seattle’s Hydro Spot” (the “Business”) located in Seattle, Washington. The closing of the asset purchase took place on May 16, 2017.

The assets subject to the sale under the Purchase Agreement included inventory, equipment, supplies, leasehold improvements, books and records, contact list, files and data, trade name, goodwill, intellectual property and other assets listed in an exhibit thereto. As consideration to the inventory and assets purchased under the Purchase Agreement, the Company agreed to pay a total of $140,000. The Company also agreed to pay the Seller an amount calculated based on certain gross revenue thresholds of the Business during the 12-month period following the closing of the purchase.

In connection with the purchase of the assets, the Company also entered into a commercial lease, to be effective from May 17, 2017 to April 30, 2022, to rent the premises where the Business is located.

The foregoing descriptions of the terms of the Purchase Agreement and the lease do not purport to be complete and are qualified in their entirety by reference to the full text of the forms of them filed herewith as Exhibits 99.1 and 99.2, respectively.

Section 2 – Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets

Disclosures under Item 1.01 above are incorporated hereunder in their entirety.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Form of Agreement to Purchase and Sell Assets, dated March 6, 2017, by and among GrowGeneration Corp., Seattle’s Hydro Spot LLC and David G. Iacovelli
99.2	Form of Commercial Lease, dated May 17, 2017, by and between GrowGeneration Corp. and BUILDING ACCOUNT L.L.C.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 22, 2017	GrowGeneration Corp.

	By:	/s/ Darren Lampert
	Name:	Darren Lampert
	Title:	Chief Executive Officer

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